                                                                    Exhibit 99.3

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                            $827,054
Aggregate Original Principal
   Balance                                      $828,075
Number of Mortgage Loans                              12

                                   MINIMUM      MAXIMUM          AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance         $20,350      $163,000           $69,006
Outstanding Principal Balance      $20,343      $162,679           $68,921

                                  MINIMUM      MAXIMUM      WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   180           360               319
Stated remaining Term (mos)           174           355               313
Loan Age (mos)                          5             8                 6
Current Interest Rate               6.990%       12.000%           10.377%
Initial Interest Rate Cap(4)        3.000%        3.000%            3.000%
Periodic Rate Cap(4)                1.000%        1.000%            1.000%
Gross Margin(4)                     5.990%        5.990%            5.990%
Maximum Mortgage Rate(4)           12.990%       12.990%           12.990%
Minimum Mortgage Rate(4)            6.990%        6.990%            6.990%
Months to Roll(4)                      31            31                31
Original Loan-to-Value              74.98%       100.00%            96.78%
Combined Loan-to-Value              99.95%       100.00%           100.00%
Credit Score (3)                      597           670               636

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    03/01/2021    04/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       12.85%
2nd Lien                       87.15%

OCCUPANCY
Primary                       100.00%
Second Home                     0.00%
Investment                      0.00%

LOAN TYPE
Fixed Rate                     87.15%
ARM                            12.85%

Amortization Type
Fully Amortizing               22.66%
Interest Only                   0.00%
15/30 Balloon                  22.81%
30/40 Balloon                  41.68%

                            PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2004                            0.00%
2005                            2.65%
2006                           97.35%

LOAN PURPOSE
Purchase                       96.86%
Refinance - Rate Term           3.14%
Refinance - Cashout             0.00%

PROPERTY TYPE
Single Family Residence        48.14%
Condominium                     2.46%
Planned Unit Development       32.18%
2-4 Family                     17.22%
Townhouse                       0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.501% to  7.000%             1      106,286       12.85      6.990      660      106,286      74.98     54.58    100.00    0.00
 8.501% to  9.000%             1       21,881        2.65      8.660      610       21,881     100.00     14.38    100.00    0.00
 9.501% to 10.000%             1       29,196        3.53      9.875      662       29,196     100.00     55.39    100.00    0.00
10.001% to 10.500%             2      169,875       20.54     10.290      667       84,938     100.00     53.12    100.00    0.00
10.501% to 11.000%             1      162,679       19.67     10.625      654      162,679     100.00     46.69      0.00    0.00
11.001% to 11.500%             4      255,870       30.94     11.462      604       63,967     100.00     46.26    100.00    0.00
11.501% to 12.000%             2       81,266        9.83     11.719      603       40,633      99.99     36.16    100.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)  (LOANS)  OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     2      188,633       22.81     10.694      649       94,317     100.00     43.33     13.76    0.00
349 to 360                    10      638,421       77.19     10.284      632       63,842      95.83     48.48    100.00    0.00
                             ---      -------      ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===       ======     ======     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE                  MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                6      167,417       20.24     10.684      630       27,903      99.99     39.95    100.00    0.00
$50,001 to $100,000            2      136,325       16.48     11.556      601       68,163     100.00     45.62    100.00    0.00
$100,001 to $150,000           3      360,633       43.60      9.677      644      120,211      92.63     51.64    100.00    0.00
$150,001 to $200,000           1      162,679       19.67     10.625      654      162,679     100.00     46.69      0.00    0.00
$200,001 to $250,000           0            0          --         --        0            0         --        --      0.00    0.00
$250,001 to $300,000           0            0          --         --        0            0         --        --      0.00    0.00
$300,001 to $350,000           0            0          --         --        0            0         --        --      0.00    0.00
$350,001 to $400,000           0            0          --         --        0            0         --        --      0.00    0.00
$400,001 to $450,000           0            0          --         --        0            0         --        --      0.00    0.00
$450,001 to $500,000           0            0          --         --        0            0         --        --      0.00    0.00
$500,001 to $550,000           0            0          --         --        0            0         --        --      0.00    0.00
$550,001 to $600,000           0            0          --         --        0            0         --        --      0.00    0.00
$600,001 to $650,000           0            0          --         --        0            0         --        --      0.00    0.00
$650,001 to $700,000           0            0          --         --        0            0         --        --      0.00    0.00
$700,001 to $750,000           0            0          --         --        0            0         --        --      0.00    0.00
$750,001 to $800,000           0            0          --         --        0            0         --        --      0.00    0.00
$800,001 to $850,000           0            0          --         --        0            0         --        --      0.00    0.00
$850,001 to $900,000           0            0          --         --        0            0         --        --      0.00    0.00
$900,001 to $950,000           0            0          --         --        0            0         --        --      0.00    0.00
$950,001 to $1,000,000         0            0          --         --        0            0         --        --      0.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                             WEIGHTED
                             OF      PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE
                          MORTGAGE    BALANCE      MORTGAGE     AVERAGE     CREDIT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL        COUPON      SCORE
------------------------  --------  -----------  -----------  -----------  --------
15/30 Balloon Loans            2      188,633    22.80783885  10.69379506     649
30 Year Fixed Loans            4      187,402          22.66       10.956     611
30/40 Balloon Loans            5      344,732          41.68       10.933     635
3/27 LIBOR Loans (45
   Year Amortization)          1      106,286          12.85        6.990     660
                             ---      -------    -----------  -----------     ---
TOTAL:                        12      827,054         100.00       10.377     636
                             ===      =======    ===========  ===========     ===

                            AVERAGE    WEIGHTED  WEIGHTED
                           PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                            BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES             OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  -----------  --------  --------  -------  -------
15/30 Balloon Loans          94,317     100.00     43.33     13.76    0.00
30 Year Fixed Loans          46,851     100.00     43.50    100.00    0.00
30/40 Balloon Loans          68,946      99.99     49.32    100.00    0.00
3/27 LIBOR Loans (45
   Year Amortization)       106,286      74.98     54.58    100.00    0.00
                            -------     ------     -----    ------    ----
TOTAL:                       68,921      96.78     47.31     80.33    0.00
                            =======     ======     =====    ======    ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               4      187,402       22.66     10.956      611       46,851     100.00     43.50    100.00    0.00
Balloon                        8      639,652       77.34     10.208      643       79,956      95.84     48.43     74.57    0.00
                             ---      -------      ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===       ======     ======     =====    ======    ====

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                            1      106,286       12.85      6.990      660      106,286      74.98     54.58    100.00    0.00
Fixed Rate                    11      720,768       87.15     10.877      633       65,524     100.00     46.24     77.43    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Arizona                        1       60,923        7.37     11.625      598       60,923     100.00     36.74    100.00    0.00
California                     2      254,347       30.75     10.800      638      127,173     100.00     50.41    100.00    0.00
Colorado                       1       20,343        2.46     12.000      619       20,343      99.95     34.43    100.00    0.00
Florida                        2      102,862       12.44     11.233      616       51,431     100.00     49.80    100.00    0.00
Idaho                          2      148,869       18.00      8.280      648       74,434      82.13     54.67    100.00    0.00
Missouri                       1       29,196        3.53      9.875      662       29,196     100.00     55.39    100.00    0.00
Nevada                         1      162,679       19.67     10.625      654      162,679     100.00     46.69      0.00    0.00
Ohio                           1       25,954        3.14     11.125      620       25,954     100.00     22.26    100.00    0.00
Tennessee                      1       21,881        2.65      8.660      610       21,881     100.00     14.38    100.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0            0          --         --        0            0         --        --      0.00    0.00
55.01% to 60.00%               0            0          --         --        0            0         --        --      0.00    0.00
60.01% to 65.00%               0            0          --         --        0            0         --        --      0.00    0.00
65.01% to 70.00%               0            0          --         --        0            0         --        --      0.00    0.00
70.01% to 75.00%               1      106,286       12.85      6.990      660      106,286      74.98     54.58    100.00    0.00
75.01% to 80.00%               0            0          --         --        0            0         --        --      0.00    0.00
80.01% to 85.00%               0            0          --         --        0            0         --        --      0.00    0.00
85.01% to 90.00%               0            0          --         --        0            0         --        --      0.00    0.00
90.01% to 95.00%               0            0          --         --        0            0         --        --      0.00    0.00
95.01% to 100.00%             11      720,768       87.15     10.877      633       65,524     100.00     46.24     77.43    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0            0          --         --        0            0         --        --     0.00     0.00
55.01% to 60.00%               0            0          --         --        0            0         --        --     0.00     0.00
60.01% to 65.00%               0            0          --         --        0            0         --        --     0.00     0.00
65.01% to 70.00%               0            0          --         --        0            0         --        --     0.00     0.00
70.01% to 75.00%               0            0          --         --        0            0         --        --     0.00     0.00
75.01% to 80.00%               0            0          --         --        0            0         --        --     0.00     0.00
80.01% to 85.00%               0            0          --         --        0            0         --        --     0.00     0.00
85.01% to 90.00%               0            0          --         --        0            0         --        --     0.00     0.00
90.01% to 95.00%               0            0          --         --        0            0         --        --     0.00     0.00
95.01% to 100.00%             12      827,054      100.00     10.377      636       68,921      96.78     47.31    80.33     0.00
                             ---      -------      ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31    80.33     0.00
                             ===      =======      ======     ======      ===       ======      =====     =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 1       21,881        2.65      8.660      610       21,881     100.00     14.38    100.00    0.00
20.01% to 25.00%               1       25,954        3.14     11.125      620       25,954     100.00     22.26    100.00    0.00
25.01% to 30.00%               0            0        0.00      0.000        0            0       0.00      0.00      0.00    0.00
30.01% to 35.00%               1       20,343        2.46     12.000      619       20,343      99.95     34.43    100.00    0.00
35.01% to 40.00%               1       60,923        7.37     11.625      598       60,923     100.00     36.74    100.00    0.00
40.01% to 45.00%               2      139,391       16.85     11.303      607       69,696     100.00     43.62    100.00    0.00
45.01% to 50.00%               1      162,679       19.67     10.625      654      162,679     100.00     46.69      0.00    0.00
50.01% to 55.00%               3      224,271       27.12      9.363      633       74,757      88.14     54.04    100.00    0.00
55.01% to 60.00%               2      171,612       20.75     10.186      669       85,806     100.00     55.36    100.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      11      801,100       96.86     10.353      637       72,827      96.68     48.12     79.69    0.00
Refinance - Rate Term          1       25,954        3.14     11.125      620       25,954     100.00     22.26    100.00    0.00
                             ---      -------      ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===       ======     ======     =====    ======    ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                  7      398,111       48.14      9.927      626       56,873      93.32     46.15    100.00    0.00
Planned Unit Development       3      266,184       32.18     10.994      635       88,728     100.00     45.72     38.88    0.00
Two- to Four-Family            1      142,415       17.22     10.250      670      142,415     100.00     55.35    100.00    0.00
Condo                          1       20,343        2.46     12.000      619       20,343      99.95     34.43    100.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            11      664,375       80.33     10.316      632       60,398      95.99     47.46    100.00    0.00
Low                            1      162,679       19.67     10.625      654      162,679     100.00     46.69      0.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                       12      827,054      100.00     10.377      636       68,921      96.78     47.31    80.33     0.00
                             ---      -------      ------     ------      ---       ------      -----     -----    -----     ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31    80.33     0.00
                             ===      =======      ======     ======      ===       ======      =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
5                              8      504,608       61.01     10.084      641      63,076.04    94.73     50.93    100.00    0.00
6                              2      188,633       22.81     10.694      649      94,316.59   100.00     43.33     13.76    0.00
7                              1      111,932       13.53     11.500      597     111,931.50   100.00     44.13    100.00    0.00
8                              1       21,881        2.65      8.660      610      21,881.18   100.00     14.38    100.00    0.00
                             ---      -------      ------     ------      ---     ----------   ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636         68,921    96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===     ==========   ======     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                           2       49,539        5.99     10.748      644       24,770      99.98     46.78    100.00    0.00
12 Months                      1      142,415       17.22     10.250      670      142,415     100.00     55.35    100.00    0.00
24 Months                      4      272,943       33.00     10.678      638       68,236     100.00     41.36     40.40    0.00
36 Months                      5      362,156       43.79     10.150      621       72,431      92.65     48.70    100.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0            0          --         --        0            0         --        --      0.00    0.00
501 to 525                     0            0          --         --        0            0         --        --      0.00    0.00
526 to 550                     0            0          --         --        0            0         --        --      0.00    0.00
551 to 575                     0            0          --         --        0            0         --        --      0.00    0.00
576 to 600                     2      172,855       20.90     11.544      597       86,427     100.00     41.53    100.00    0.00
601 to 625                     5      186,163       22.51     11.169      611       37,233      99.99     42.50    100.00    0.00
626 to 650                     1       27,460        3.32     10.500      650       27,460     100.00     41.56    100.00    0.00
651 to 675                     4      440,577       53.27      9.577      661      110,144      93.96     51.97     63.08    0.00
676 to 700                     0            0          --         --        0            0         --        --      0.00    0.00
701 to 725                     0            0          --         --        0            0         --        --      0.00    0.00
726 to 750                     0            0          --         --        0            0         --        --      0.00    0.00
751 to 775                     0            0          --         --        0            0         --        --      0.00    0.00
776 to 800                     0            0          --         --        0            0         --        --      0.00    0.00
801 to 825                     0            0          --         --        0            0         --        --      0.00    0.00
                             ---      -------      ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                        12      827,054      100.00     10.377      636       68,921      96.78     47.31     80.33    0.00
                             ===      =======      ======     ======      ===      =======     ======     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.001% to 3.500%               0            0          --         --        0            0         --        --      0.00    0.00
3.501% to 4.000%               0            0          --         --        0            0         --        --      0.00    0.00
4.001% to 4.500%               0            0          --         --        0            0         --        --      0.00    0.00
4.501% to 5.000%               0            0          --         --        0            0         --        --      0.00    0.00
5.001% to 5.500%               0            0          --         --        0            0         --        --      0.00    0.00
5.501% to 6.000%               1      106,286      100.00      6.990      660      106,286      74.98     54.58    100.00    0.00
6.001% to 6.500%               0            0          --         --        0            0         --        --      0.00    0.00
6.501% to 7.000%               0            0          --         --        0            0         --        --      0.00    0.00
7.001% to 7.500%               0            0          --         --        0            0         --        --      0.00    0.00
7.501% to 8.000%               0            0          --         --        0            0         --        --      0.00    0.00
8.001% to 8.500%               0            0          --         --        0            0         --        --      0.00    0.00
8.501% to 9.000%               0            0        0.00      0.000        0            0       0.00      0.00      0.00       0
                             ---      -------      ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                         1      106,286      100.00      6.990      660      106,286      74.98     54.58    100.00    0.00
                             ===      =======      ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.501% to 13.000%             1      106,286      100.00      6.990      660      106,286      74.98     54.58    100.00    0.00
                             ---      -------      ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                         1      106,286      100.00      6.990      660      106,286      74.98     54.58    100.00    0.00
                             ===      =======      ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
April 2009                     1      106,286      100.00      6.990      660      106,286      74.98     54.58    100.00    0.00
                             ---      -------      ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                         1      106,286      100.00      6.990      660      106,286      74.98     54.58    100.00    0.00
                             ===      =======      ======      =====      ===      =======      =====     =====    ======    ====